Financial instruments and risk management - Additional information (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure Of Financial Instruments [Abstract]
Description of exposure to risk	Rio Tinto’s policies on financial risk management are defined such that the Group has a capital structure in place to manage the organisation through the commodity cycle and that Group’s exposures may float with the market. Any exceptions to this general principle are formally approved. The Group is exposed to capital, liquidity, commodity price, credit, foreign exchange and interest rate risk.
Transfers between Level 1 and Level 2	$ 0	$ 0
Transfers between Level 2 and Level 3	$ 0	$ 0